Nuveen Missouri Tax Free Fund

Summary Prospectus   |   September 30, 2011

Ticker: Class A–ARMOX, Class C1–FFMCX, Class I–ARMIX

This summary prospectus is designed to provide investors with key fund information in a clear and concise format. Before you invest, you may want to review the fund’s complete prospectus, which contains more information about the fund and its risks. You can find the fund’s prospectus and other information about the fund online at www.nuveen.com/MF/resources/eReports.aspx. You can also get this information at no cost by calling (800) 257-8787 or by sending an e-mail request to mutualfunds@nuveen.com. If you purchase shares of the fund through a broker-dealer or other financial intermediary (such as a bank), the prospectus and other information will also be available from your financial intermediary. The fund’s prospectus and statement of additional information, both dated September 30, 2011, are incorporated by reference into this summary prospectus and may be obtained, free of charge, at the website, phone number or e-mail address noted above.

Investment Objective

The investment objective of the fund is to provide maximum current income that is exempt from both federal income tax and Missouri state income tax to the extent consistent with prudent investment risk.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the fund or in other Nuveen Mutual Funds. More information about these and other discounts, as well as eligibility requirements for each share class, is available from your financial advisor and in “What Share Classes We Offer” on page 44 of the fund’s prospectus, “How to Reduce Your Sales Charge” on page 46 of the prospectus and “Purchase and Redemption of Fund Shares” on page S-71 of the fund’s statement of additional information.

Shareholder Fees

(fees paid directly from your investment)

	Class A	Class C1	Class I
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	4.20%	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of purchase price or redemption proceeds)[1]	None	1.00%	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None	None	None
Exchange Fee	None	None	None
Annual Low Balance Account Fee (for accounts under $1,000)[2]	$15	$15	$15

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

	Class A	Class C1	Class I
Management Fees	0.64%	0.64%	0.64%
Distribution and Service (12b-1) Fees	0.20%	0.65%	0.00%
Other Expenses	0.08%	0.08%	0.08%
Acquired Fund Fees and Expenses	0.01%	0.01%	0.01%
Total Annual Fund Operating Expenses[3]	0.93%	1.38%	0.73%
Fee Waivers and/or Expense Reimbursements	(0.02)%	(0.02)%	(0.02)%
Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements[4]	0.91%	1.36%	0.71%
1	The CDSC on Class C1 shares applies only to redemptions within 12 months of purchase.

2	Fee applies to the following types of accounts held directly with the fund: accounts established pursuant to the Uniform Transfers to Minors Act (UTMA) or Uniform Gifts to Minors Act (UGMA).

3	Expenses have been restated to reflect current contractual fees and estimated other expenses.

4	The fund’s investment adviser has contractually agreed to waive fees and reimburse other fund expenses through March 31, 2013 so that total annual fund operating expenses, after fee waivers and/or expense reimbursements and excluding Acquired Fund Fees and Expenses, do not exceed 0.90%, 1.35%, and 0.70% for Class A, Class C1, and Class I shares, respectively. Fee waivers and expense reimbursements will not be terminated prior to that time without the approval of the fund’s board of directors.

Example

The following example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated

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and then either redeem or do not redeem your shares at the end of a period. The example also assumes that your investment has a 5% return each year, that the fund’s operating expenses remain the same, and the contractual fee waivers currently in place are not renewed beyond March 31, 2013. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Redemption			No Redemption
	A	C1	I	A	C1	I
1 Year	$509	$138	$73	$509	$138	$73
3 Years	$701	$434	$230	$701	$434	$230
5 Years	$910	$752	$403	$910	$752	$403
10 Years	$1,512	$1,655	$904	$1,512	$1,655	$904

Portfolio Turnover

The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance. For the fiscal period July 1, 2010 through May 31, 2011, the fund’s portfolio turnover rate was 10% of the average value of its portfolio.

Principal Investment Strategies

Under normal market conditions, as a fundamental policy, the fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in municipal securities that pay interest that is exempt from federal and Missouri income tax, including the federal alternative minimum tax.

The fund normally may invest up to 20% of its net assets in taxable obligations, including obligations the interest on which is subject to the federal alternative minimum tax.

The fund may invest in:

•	“general obligation” bonds;
•	“revenue” bonds;
•	participation interests in municipal leases; and
•	zero coupon municipal securities.

The fund invests mainly in securities that, at the time of purchase, are either rated investment grade or are unrated and determined to be of comparable quality by the fund’s sub-adviser. However, the fund may invest up to 20% of its total assets in securities that, at the time of purchase, are rated lower than investment grade or are unrated and of comparable quality (securities commonly referred to as “high yield” securities or “junk bonds”). If the rating of a security is reduced or discontinued after purchase, the fund is not required to sell the security, but may consider doing so.

In selecting securities for the fund, the fund’s sub-adviser first determines its economic outlook and the direction in which inflation and interest rates are expected to move. In selecting individual securities consistent with this outlook, the sub-adviser evaluates factors such as credit quality, yield, maturity, liquidity, and portfolio diversification. The sub-adviser conducts research on potential and current holdings in the fund to determine whether the fund should purchase or retain a security. This is a continuing process, the focus of which changes according to market conditions, the availability of various permitted investments, and cash flows into and out of the fund.

The fund will attempt to maintain the weighted average maturity of its portfolio securities at ten to twenty-five years under normal market conditions.

The fund may utilize futures contracts and options on futures contracts in an attempt to manage market risk, credit risk and yield curve risk, and to manage the effective maturity or duration of securities in the fund’s portfolio. The fund may not use such instruments to gain exposure to a security or type of security that it would be prohibited by its investment restrictions from purchasing directly.

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Principal Risks

The price and yield of this fund will change daily due to changes in interest rates and other factors, which means you could lose money. An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. The principal risks of investing in this fund are described below:

Call Risk—If an issuer calls higher-yielding bonds held by the fund, performance could be adversely impacted.

Credit Risk—Credit risk is the risk that an issuer of a municipal bond may be unable or unwilling to make interest and principal payments when due and the related risk that the value of a bond may decline because of concerns about the issuer’s ability or willingness to make such payments. In addition, parties to other financial contracts with the fund could default on their obligations.

Futures Contract Risk—The use of futures contracts involves additional risks and transaction costs which could leave the fund in a worse position than if it had not used these instruments. Futures contracts may entail investment exposures that are greater than their cost would suggest. As a result, a small investment in futures contracts could have a large impact on performance.

High Yield Securities Risk—High yield securities generally are less liquid, have more volatile prices, and have greater credit risk than investment grade securities.

Income Risk—The fund’s income could decline during periods of falling interest rates.

Interest Rate Risk—Interest rate risk is the risk that the value of the fund’s portfolio will decline because of rising interest rates.

Market Risk—The market values of municipal bonds owned by the fund may decline, at times sharply and unpredictably.

Non-Diversification Risk—As a non-diversified fund, the fund may invest a larger portion of its assets in the securities of a limited number of issuers and may be more sensitive to any single economic, political or regulatory occurrence than a diversified fund.

State Concentration Risk—Because the fund primarily purchases municipal bonds from Missouri, the fund is more susceptible to adverse economic, political or regulatory changes affecting municipal bond issuers in that state.

Fund Performance

The following bar chart and table provide some indication of the potential risks of investing in the fund. The fund’s past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future. Updated performance information is available at www.nuveen.com/MF/products/performancesummary.aspx or by calling (800) 257-8787.

The bar chart below shows the variability of the fund’s performance from year to year for Class I shares. The performance of the other share classes will differ due to their different expense structures.

Class I Annual Total Return*

*	Class I year-to-date total return as of June 30, 2011 was 5.02%.

During the ten-year period ended December 31, 2010, the fund’s highest and lowest quarterly returns were 8.16% and -3.98%, respectively, for the quarters ended September 30, 2009 and September 30, 2008.

The table below shows the variability of the fund’s average annual returns and how they compare over the time periods indicated with those of a broad measure of market performance and an index of funds with similar investment objectives. All after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. After-tax returns are shown for Class I shares only; after-tax returns for other share classes will vary. Your own actual after-tax returns will depend on your specific tax situation and may differ from what is shown here.

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Both the bar chart and the table assume that all distributions have been reinvested. Performance reflects fee waivers, if any, in effect during the periods presented. If any such waivers were not in place, returns would be reduced.

		Average Annual Total Returns for the Periods Ended December 31, 2010[1]
	Inception Date	1 Year	5 Years	10 Years	Since Inception (Class C1)
Nuveen Missouri Tax Free Fund:
Class A (return before taxes)	9/28/90	(1.61)%	2.57%	3.62%	N/A
Class C1 (return before taxes)	9/24/01	2.22%	3.01%	N/A	3.44%
Class I (return before taxes)	7/15/88	2.88%	3.68%	4.32%	N/A
Class I (return after taxes on distributions)		2.84%	3.61%	4.24%	N/A
Class I (return after taxes on distributions and sales of fund shares)		3.39%	3.75%	4.30%	N/A
Barclays Capital Municipal Bond Index (reflects no deduction for fees, expenses or taxes)		2.38%	4.09%	4.83%	3.44%
Lipper Other States Municipal Debt Funds Category Average (reflects no deduction for fees, expenses or taxes)		1.11%	2.90%	3.81%	3.60%
1	Performance presented prior to 9/24/01 represents that of the Firstar Missouri Tax-Exempt Bond Fund, a series of Firstar Funds, Inc., which merged into the fund on that date. The Firstar Missouri Tax-Exempt Bond Fund was organized on 12/11/00 and, prior to that, was a separate series of Mercantile Mutual Funds, Inc.

Management

Investment Adviser

Nuveen Fund Advisors, Inc.

Sub-Adviser

Nuveen Asset Management, LLC

Portfolio Manager

Name	Title	Portfolio Manager of Fund Since
Christopher L. Drahn, CFA	Senior Vice President	December 2002

Purchase and Sale of Fund Shares

You may purchase, redeem or exchange shares of the fund on any business day, which is any day the New York Stock Exchange is open for business. You may purchase, redeem or exchange shares of the fund either through a financial advisor or other financial intermediary or directly from the fund. Class C1 shares are available only through dividend reinvestments by current Class C1 shareholders. The fund’s initial and subsequent investment minimums generally are as follows, although the fund may reduce or waive the minimums in some cases:

	Class A	Class I
Eligibility and Minimum Initial Investment	$3,000

Available only through fee-based programs and to other limited categories of investors as described in the prospectus.

$100,000 for all accounts except:

• $250 for clients of financial intermediaries and family offices that have accounts holding Class I shares with an aggregate value of at least $100,000 (or that are expected to reach this level).

• No minimum for certain other categories of eligible investors as described in the prospectus.

Minimum Additional Investment	$100	No minimum.

Tax Information

The fund intends to make distributions that are exempt from regular federal and Missouri state income tax. A portion of these distributions, however, may be subject to the federal alternative minimum tax.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the fund through a broker-dealer or other financial intermediary (such as a bank or financial advisor), the fund, its distributor or its investment adviser may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the fund over another investment. Ask your financial advisor or visit your financial intermediary’s website for more information.

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MPM-FMO-0911P